                                                                   EXHIBIT 10(b)


                           INDEPENDENT AUDITORS' CONSENT




We consent to the use in this Post-Effective Amendment No. 12 to Registration Statement No. 33-43773 of Merrill Lynch Life Variable Annuity Separate Account A on Form N-4 of our reports on (i) Merrill Lynch Life Insurance Company dated February 23, 1998, and (ii) Merrill Lynch Life Variable Annuity Separate Account A dated January 23, 1998, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of such Registration Statement.



/s/  DELOITTE & TOUCHE LLP

New York, New York
April 30, 1998